Exhibit 99.1

Synthesis Energy Systems ROTH 22nd Annual OC Growth Conference March 15, 2010

Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, a Delaware corporation (the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward- looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the Company's early stage of development, its estimate of the sufficiency of existing capital sources, the Company's ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, the Company's results of operations in foreign countries and its ability to diversify, its ability to maintain production from the Company's first plant in the Hai Hua joint venture project, approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, and the sufficiency of internal controls and procedures. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Synthesis Energy Systems - SES A Global Industrial Gasification Company An alternative to oil and natural gas derived products Cleanly convert low grade coals/biomass into high value products Proprietary gasification technology based upon U-GAS(r) Exclusive U-GAS(r) license from Gas Technology Institute(r) (GTI(r)) China based operations in Shanghai; headquarters in Houston, TX Demonstrated ability to implement the technology First project complete and in operation - Shandong Province ,China Second project in construction - Henan Province, China Target regions - China, India, Australia and U.S. Our business is to license technology plus build, own and operate projects based on proprietary gasification technology. Cleanly unlocking the value in low rank coals and biomass.

History and Milestones 2004 2005 2006 2007 Dec. 2006: Hai Hua groundbreaking 2008 April 2005: SES becomes publicly traded through a reverse merger Nov. 2007: Began trading as SYMX on the NASDAQ May 2005 Private Placement: $5mm at $2.50 per share August 2006 Private Placement: $16mm at $5.25 per share Nov. 2003: SES formed Nov. 2007 Equity Offering: $54mm at $9.00 per share July 2006: SES signs JV agreement with Hai Hua Coal & Chemical Co. March 2007: Close of $12mm financing for Hai Hua from Industrial and Commercial Bank of China January 2004: SES acquires rights for U-GAS(r) technology license from Gasification Technology Institute (GTI) February 2008: First syngas sales from Hai Hua plant June 2008 Equity Offering: $100 million at $9.25 per share Dec, 2008: Hai Hua Commercial Operations declared 2009 2010 Sept. 2009: Completes equity investment in first phase of YIMA project Nov. 2009: SES launches licensing business Dec. 2009: SES & Coalworks announce strategic alliance Feb. 2010: SES receives approval for the expansion of Hai Hua

Gasification - A clean alternative for oil and natural gas derived products Process CO2 Capture Capable Low Value Feedstocks End Products Gasoline blending Syngas to gasoline Diesel - DME & FT liquids LPG - DME blending Synthetic natural gas (SNG) Fuel Gas IGCC Fuel cells Methanol Hydrogen Olefins Acetic Acid Glycol Low rank coals Biomass SES U-GAS(r) Gasifier Downstream Process Technologies By-Products Syngas (CO+ H2) Sulfur Ash Chemicals Fuels Fertilizers Power Gas Steel Making Ammonia Urea DRI

Gasification - A Growth Platform Global energy consumption forecasted to increase nearly 50% by 2030. Global warming concerns and CO2 legislation are expected to transform the ways in which coal is utilized. Gasification converts coal in to power, transportation fuels, SNG, and chemicals. Provides significant environmental benefits and allows for the capture of CO2. Gasification of biomass can further reduce the CO2 footprint and qualify as renewable . Rapid growth with ~140 plants operating 420 gasifiers globally, a ~50% increase in capacity since 2000 . Worldwide gasification capacity is projected to grow 30 percent by 2015, with 80 percent of the growth occurring in Asia. Source: Gasification Technologies Council Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1980 283 1985 308 1990 348 1995 366 2000 398 2006 472 2010E 508 2015E 552 2020E 596 2025E 637 2030E 678 Gasification is the key to cleanly unlocking value from the world's coal reserves World energy consumption (1015 BTU) Source: U.S. EIA 2009 International Energy Outlook World Syngas Capacity Growth (Megawatts Thermal Equivalent)

U-GAS(r) Technology Advantages Unlocking Value from Low Cost Coals and Biomass Proven Technology Developed by GTI(r) over the past 35 years 11 pilot, demo and commercial units since 1975 SES proprietary "Know-How" & technology capability Eight new patents pending Economically Advantaged Fuel flexibility with wide range of coals and biomass Lowest cost coals - high ash/low heat content Lower capital costs - approx. 30 to 40 % lower Economical at smaller scale with ability to scale up Moderate temperatures minimize maintenance Simple operations drives higher availability Environmentally Responsible Low water usage Capable of zero process water discharge Syngas free of tars & oils CO2 capture capable Reduced CO2 with coal/biomass blending Renewable products from biomass fuels U-GAS(r) Advantages Syngas Source: China Baichuan (1) Typical fuel for fixed bed gasifiers (2) Typical fuel for power plants China coal mine-mouth price ($/millionBTU) U-Gas(r) Fuel savings advantage

Scale-up History of U-GAS(r) Technology Scale-up History of U-GAS(r) Technology

Our Strategy Expandable Multi-Project Sites Unique China Capabilities Well Capitalized Partners Low Cost Producer Fuel Advantage Project Investments (Build, Own Operate) Plus Technology Licensing & Equipment

Target Geographies Source: BP Statistical Review of World Energy 2009, U.S. Energy Information Administration 1 Net petroleum imports includes both crude and refined petroleum products. Australian imports represent the broader Australasian region 2 Includes both Australia and New Zealand Coal reserves (bn tonnes) Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 238.3 China 114.5 Aus 76.2 India 58.6 2008 net petroleum imports (mmbpd)1 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 10.9 China 4.1 Aus 0.6 India 2.3 2010-2030 energy consumption growth Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 1.14 China 1.72 Aus 1.25 India 1.69 2 Target Region Attributes Shortage of domestic oil & gas resources Energy security drivers - minimize imports High GDP growth Strong demand for energy /chemical products Commitment to clean coal & renewable energy technologies Abundant low cost & low grade coals 2 2

Business Launched in China

SES SYNTHESIS ENERGY SYSTEMS

China is the ideal platform for U-GAS®

- GDP growth rate forecasted ~9%[(a)]
- Coal supplies ~70% of energy consumption[(b)]
- Cleaner coal solutions needed
- China ~100BCM short on gas in 10 years
- Large scale SNG projects in planning
- Motor fuel growth expected to increase ~5% /yr[(c)]
- Methanol to gasoline blending poised to grow
- M100, M85 standards in place, M15 expected in 2010
- Coal based chemicals, i.e. Olefins & Glycol, growing
- U-GAS® 30% + lower production cost with lignite coal

Source: (a): CBI Research & Consulting, (b): BP, (c): Energy Information Administration

Natural gas–demand outpacing production
(billion ncm)



Production
Consumption
200
150
100
50
0
80
100
100
200
2010E
2020E

Source: China Academy of Social Sciences: 2007 China Energy Development Report

China MeOH Producers Cost Profile
(Rmb/tonne)



Production Cost (Methanol)
1,996
1,858
1,706
1,235
Natural gas
Other gasification
Coke gas
SES-Inner Mongolia

Source: CBI Research & Consulting & Internal SES data

SYNTHESIS ENERGY SYSTEMS 11

Our First Project
Hai Hua Phase 1 - Operating

Location	Zao Zhuang City, Shandong Province
Partner	Shandong Hai Hua Coal & Chemical Co. Ltd.
Design Capacity	28,000 ncm/hour (~500 tonnes/day of coal)
Product	Syngas –sold over-the-fence to Hai Hua for methanol production
Capital Cost	Approx. $36 million
Structure	95% SES / 5% Hai Hua
COD	December 2008





Successfully Demonstrating the Technology

- Achieved COD within 1st year of operation
- High plant availability - ~97%
- Demonstrated U-GAS® fuel flexibility capability
- Phase 2 expansion in planning stage

SYNTHESIS ENERGY SYSTEMS 12

Our Second Project Yima Phase 1 - Under Construction Location Henan Province, China Mazhuang Coal Chemical Industrial Park Partner Yima Coal Industry Group Co. Capacity 2,400 tpd coal Product Refined methanol Fuel Sub-bituminous; 30 - 35% ash Capital Cost Approx. $250 million Structure 75% Yima / 25% SES Mechanical Completion Early-Mid 2012 COD - approx 6 months later A Multi-Phased Project Approach Mazhuang Coal Chemical Park Ph 1 300k tpa MeOH (under construction) Ph 2 and Ph 3 ~900k tpa MeOH equivalent Integrated local coal resource Mazhuang Park ~ $4.4B total investment

Technology Licensing

SYNTHESIS ENERGY SYSTEMS

SES Scope of Supply



Gasification Technology



Specialized Equipment



Technical Services

Global Licensing Business Launched Q4 2009

Target Regions – China, India, Australia, U.S.

Robust pipeline ~ 25 prospects; ~9 high potentials working

Technology Transfer

Technology Grant-Backs



Licensor Facility

Why license technology?

- Many opportunities; multiple segments
- Limited investment capability
- Technology acceleration and growth
- Builds strong organizational capability
- Drives revenue and contribution margin
- Transaction range $3MM to $30MM+ (based on scale)

Licensing Value Components

- *Pre-Order Engineering Services - Feasibility Studies*
- *Royalties (based on plant capacity) – Collected across design, construction & startup*
- *Process Designs (PDP) – Engineered by SES and delivered prior to detailed design*
- *Equipment sales – Proprietary equipment orders placed during design*
- *Technical Services – Training, commissioning, start-up, ongoing support*

SYNTHESIS ENERGY SYSTEMS 14

Summary A clean alternative to oil and natural gas products Proven technology A low cost producer platform Uniquely suited for low rank coals and biomass First project in operation and performing well Second project in construction and online in 2012 Multi-phase project approach Licensing business launched Growing worldwide interest in low rank coals & biomass Well positioned for long term sustainable growth $50.9mm cash as of Dec. 31, 2009